UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  January 11, 2008

BALLISTIC RECOVERY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-15318	41-1372079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Airport Road
South St. Paul, Minnesota 55401
(Address of principal executive offices)(Zip Code)

(651) 457-7491
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02                     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On January 11, 2008,  the Audit Committee of the Board of Directors of Ballistic Recovery Systems, Inc. (the “Audit Committee”) (Ballistic Recovery Systems, Inc. is referred to herein as the “Company”) concluded that the consolidated financial statements included in the Company’s quarterly reports on Form 10-QSB for the quarters ended March 31, 2007 and June 30, 2007 should no longer be relied upon due to errors contained therein.  After consultation with the Company’s management and the Company’s independent registered public accounting firm, Virchow Krause & Company, LLP, the Audit Committee determined restatements of the consolidated financial statements for the affected periods were required. These restatements relate to the valuation of inventories and allocation of production overhead.

As a result of these and other immaterial errors, our condensed consolidated statements of operations for the quarters ended March 31, 2007 and June 30, 2007 will be restated.  The restatement had no effect on the consolidated balance sheets, consolidated statements of shareholders’ equity, or the consolidated statements of cash flows as of the end of those quarters or for any of the affected periods.  The press release announcing these restatements is furnished and attached hereto as Exhibit 99.1.

The Audit Committee has discussed the matters set forth above with the Company’s independent registered public accounting firm, Virchow Krause & Company, LLP.

Item 8.01                             Other Events.

On December 31, 2007, the Company filed Form 12b-25 with the Securities and Exchange Commission (the “SEC”) notifying the SEC that it was not able to file its Form 10-KSB for the fiscal year ended September 30, 2007 within the prescribed time period because it was in the process of reconciling some inconsistencies in the accounting of inventory of the Company.  While the Company intended to file its Form 10-KSB for the fiscal year ended September 30, 2007 by January 15, 2008, the Company will require additional time to reconcile the inconsistencies in the accounting of inventory of the Company described above.  The Company intends to file its Form 10-KSB for the fiscal year ended September 30, 2007 no later than February 14, 2008.

Item 9.01                             Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

99.1	Press release dated January 15, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLISTIC RECOVERY SYSTEMS, INC.

Date: January 16, 2008	By:	/s/ Larry E. Williams
Larry E. Williams, Chief Executive Officer